UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2010 (May 27, 2010)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland State or other jurisdiction of Incorporation	000-49814 (Commission File Number)	04-3627031 (IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4567
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On May 27, 2010, the board of directors of Monarch Community Bancorp, Inc. (the “Company”) accepted the resignation of Donald L. Denney, as the President and Chief Executive Officer of the Company and Monarch Community Bank (the “Bank”) and the resignation from the Company’s and the Bank’s respective boards of directors. The Company’s current Chairman of the board of directors, Stephen M. Ross, was named acting President and Chief Executive Officer of the Company and the Bank, subject to regulatory approvals, while the Company conducts a search for a permanent replacement for Mr. Denney.
     The Company’s press release dated June 1, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit Number
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: June 3, 2010	/s/Andrew J. Van Doren
Andrew J. Van Doren
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release